= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]
                           ---------------------------

                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

Illinois                                                     36-3800435
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

2 North LaSalle Street
Suite 1020
Chicago, Illinois                                            60602
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                           TELEX COMMUNICATIONS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     38-1853300
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

12000 Portland Avenue South
Burnsville, Minnesota                                        55337
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

            13% Senior Subordinated Discount Notes due 2006, Series A
                       (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.


--------------------------------------------------------------------------------
            Name                                          Address

--------------------------------------------------------------------------------

         Office of Banks & Trust Companies of   500 E. Monroe Street
         the State of Illinois                  Springfield, Illinois 62701-1532
         Federal Reserve Bank of Chicago        230 S. LaSalle Street
                                                Chicago, Illinois 60603


     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

2.       Affiliations with Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.      List of Exhibits.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

         2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 29th day of May, 2002.


                                        BNY Midwest Trust Company


                                        By:     /s/ DANIEL DONOVAN
                                          --------------------------------------
                                             Name:  DANIEL DONOVAN
                                             Title: ASSISTANT VICE PRESIDENT

                                    OFFICE OF BANKS AND REAL ESTATE
                                  Bureau of Banks and Trust Companies

                                    CONSOLIDATED REPORT OF CONDITION
                                                   OF

                                       BNY Midwest Trust Company
                                       209 West Jackson Boulevard
                                               Suite 700
                                        Chicago, Illinois 60606

Including the institution's  domestic and foreign subsidiaries completed as of the close of business on
December  31,  2001,  submitted  in  response to the call of the Office of Banks and Real Estate of the
State of Illinois.

                                 ASSETS                                           Thousands of Dollars
                                 ------                                           --------------------
1.      Cash and Due from Depository Institutions......................                  11,694
2.      U.S. Treasury Securities.......................................                   - 0 -
3.      Obligations of States and Political Subdivisions...............                   - 0 -
4.      Other Bonds, Notes and Debentures..............................                   - 0 -
5.      Corporate Stock................................................                   - 0 -
6.      Trust Company  Premises,  Furniture,  Fixtures and Other
        Assets Representing Trust Company Premises..............                            363
7.      Leases and Lease Financing Receivables..................                          - 0 -
8.      Accounts Receivable.....................................                          4,004
9.      Other Assets............................................
        (Itemize amounts greater than 15% of Line 9)

                Intangible Asset - Goodwill ..............86,813

                                                                                         86,882
10.     TOTAL ASSETS............................................                        102,943





                                    OFFICE OF BANKS AND REAL ESTATE
                                  Bureau of Banks and Trust Companies

                                    CONSOLIDATED REPORT OF CONDITION
                                                   OF

                                       BNY Midwest Trust Company
                                       209 West Jackson Boulevard
                                               Suite 700
                                        Chicago, Illinois 60606


                                  LIABILITIES                                    Thousands of Dollars
                                  -----------                                    --------------------

11.     Accounts Payable...............................................                 - 0 -
12.     Taxes Payable..................................................                 - 0 -
13.     Other Liabilities for Borrowed Money...........................                25,425
14.     Other Liabilities..............................................
        (Itemize amounts greater than 15% of Line 14)

                Reserve for Taxes..........................3,128
                Taxes due to Parent Company................1,923
                Accrued Expenses...........................1,058
                                                                                        6,156
15.     TOTAL LIABILITIES                                                              31,581

                                 EQUITY CAPITAL
                                 --------------

16.     Preferred Stock................................................                 - 0 -
17.     Common Stock...................................................                 2,000
18.     Surplus........................................................                62,130
19.     Reserve for Operating Expenses.................................                 - 0 -
20.     Retained Earnings (Loss).......................................                 7,232
21.     TOTAL EQUITY CAPITAL...........................................                71,362
22.     TOTAL LIABILITIES AND EQUITY CAPITAL...........................               102,943






                                              Page 2 of 3


I,      Robert L. De Paola, Vice President
   -----------------------------------------------------------------------------
                  (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest  Trust  Company  certify that the  information  contained in this statement is accurate to the best of my knowledge and belief.  I understand that submission of false  information  with the intention to deceive the Commissioner or his Administrative officers is a felony.



                                Robert L. DePaola
                ------------------------------------------------
                (Signature of Officer Authorized to Sign Report)



Sworn to and subscribed  before me is 13th day of February , 2002.

My Commission expires May 15, 2003.

                                              Joseph A. Giacobino, Notary Public
                                              -------------------

(Notary Seal)



Person to whom Supervisory Staff should direct questions concerning this report.


      Christine Anderson                              (212) 503-4204
--------------------------------------       -----------------------------------
           Name                                  Telephone Number (Extension)




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